EXHIBIT 10.10

May 31, 2013

VIA FEDERAL EXPRESS

NeoMedia Technologies, Inc.

100 West Arapahoe Avenue, Suite 9

Boulder, CO 80302

Att: Colonial (ret) Barry Baer, CFO

Re:	Certain Secured Convertible Debenture issued to YA Global Investments, L.P. (“Convertible Debenture”) and related transaction documents.

Dear Mr. Baer:

Please be advised that YA Global Investments, L.P. (“YA Global”) sold, assigned, and transferred to Westport Energy LLC (“Westport”) all right, title, and interest of YA Global in the entirety of the Secured Convertible Debenture identified in Exhibit A, issued by NeoMedia Technologies, Inc. to YA Global, as amended (the “Debenture”) as set forth on Exhibit A, (as assigned to Westport, the “Assigned Debenture”) effective as of the close of business on June 1, 2013.

The Debenture is currently registered in the name of and issued as payable to YA Global. Pursuant to the terms and conditions of the Debenture, YA Global hereby instructs NeoMedia to (a) record the transfer of the Debenture to Westport as set forth in Exhibit A, and (b) reissue the Assigned Debenture by executing and delivering to Westport, the Assigned Amended, Restated and Consolidated Debenture in the amounts set forth on Exhibit A, as of June 1, 2013. For your convenience, a draft of the Assigned Debenture is enclosed. Also enclosed please find a copy of the Non-Recourse Assignment Agreement for your reference.

For your information, Westport may be reached at the following address:

Westport Energy LLC

100 Overlook Center, 2nd FL

Princeton, NJ 08540

Telephone: 1.609.498.7029

Facsimile: 1.609.498.7029

Attention: Stephen Schoepfer

Please contact me at (201) 536-5164 should you have any questions or require additional information.

Very truly yours,

/s/ Steven S. Goldstein
Steven S. Goldstein
Chief Compliance Officer of Yorkville Advisors, LLC,
the investment manager to YA Global Investments, L.P.

1012 Springfield Avenue, Mountainside, NJ 07302 | p 201.985.8300 ● f 201.369.7778 | www.yorkvilleadvisors.com

Mountainside, NJ | London

Exhibit A

LIST OF ASSIGNED DEBENTURES

A.	Original Debenture: Secured Convertible Debenture dated December 8, 2011 in the original face amount of $325,000 (NEOM-11-11) issued by NeoMedia Technologies, Inc. to YA Global Investments, L.P., as amended. The Maturity date of such Debenture is August 1, 2014.

Principal Balance	Principal Balance Assigned	Accrued Interest	Accrued Interest Assigned	Total Outstanding	Total Security Assigned
$150,000	$150,000	$14,830.82	$14,830.82	$164,830.82	$164,830.82